                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                   (PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES  EXCHANGE ACT OF 1934)


                               October 27, 1997
              (Date of Report (Date of Earliest Event Reported))


                 GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
            (Exact name of registrant as specified in its charter)


DELAWARE                         2741                    95-4578632
(State or other jurisdiction of (Primary Standard         (I.R.S. Employer
incorporation or organization)  Industrial Classification Identification Number)
                                Code Number)


                                 5548 Lindbergh Lane
                             Bell, California  90201-6410
                                    (213) 980-4300
(Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective October 27, 1997, the Company acquired substantially all of the assets owned by its former subsidiary, OSP Publishing, Inc. ("OSP"), in consideration of the issuance of 8,000,000 shares of Global One common stock, $.01 par value (the "Shares").

On October 8, 1997, all of the assets of OSP (the "Assets") were sold at a public sale to Senoral, Inc. ("Senoral") for $1 million as the result of the Company's defaults on certain indebtedness in favor of Senoral aggregating
approximately $1.7 million.   The Assets, which include approximately $2
million of receivables, were subsequently sold to L.J.R. Trading, Inc., a California corporation ("LJR") and a wholly owned subsidiary of Erekesef Securities Limited, a British Virgin Islands company ("Erekesef").

Effective October 24, 1997, the Company and Erekesef entered into a Share Exchange Agreement whereby the Company agreed to purchase all of the
outstanding stock of LJR in exchange for the Shares.   In connection with the
transaction, the Company agreed to increase the number of directors on the Board of Directors to seven and Erekesef will have the right to appoint up to three members to the Board.

The book value of the Assets at September 30, 1997 was as follows:

ASSETS AS OF SEPTEMBER 30, 1997       OSP PUBLISHING, INC.

CURRENT ASSETS

Cash                                  $   152,157
Accounts Receivable - trade             1,829,403
Inventories                               798,999
Royalty Advances                                0
Deferred Income Taxes                           0
Prepaid and Other Current Assets           92,548
                                      -----------
     Total Current Assets               2,873,107

PROPERTY & EQUIPMENT (net)                863,852

INTERCOMPANY ACCOUNTS                  (2,716,764)
DEPOSITS                                  172,197
GOODWILL/OTHER ASSETS (net)                (7,254)
                                      -----------
     TOTAL ASSETS                     $ 1,185,138
                                      -----------
                                      -----------

ITEM 5.  OTHER EVENTS

Effective October 24, 1997, William Kampf resigned as a Class I Director of the Board of Directors of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (b)  Pro Forma Financial Information.

              Global One Consolidated Pro Forma Balance Sheet at June 30, 1997

              A Consolidated Pro Forma Income Statement for the Six Months Ended June 30, 1997 and a Consolidated Pro Forma Income Statement for the Year Ended December 31, 1996 have not been presented as no changes would have occurred as the result of the transactions discussed therein.

         (c)  Exhibits.

         Exhibit No.          Description                               Page No.

         2.1                  Share Exchange Agreement, dated
                              October 24, 1997, between Erekesef
                              and the Company

                                  SIGNATURES


Under the requirements of the Securities Exchange Act of 1934, Global One Distribution & Merchandising Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 10, 1997


                                            GLOBAL ONE DISTRIBUTION
                                            & MERCHANDISING INC.


                                            By:  /s/ Douglass E. Coy
                                                ___________________________
                                                 Douglass E. Coy

                       GLOBAL ONE CONSOLIDATED PRO FORMA
                        BALANCE SHEET AT JUNE 30, 1997
                                (UNAUDITED)*
                               (IN THOUSANDS)


ASSETS

                                       HISTORICAL    ADJUSTMENT    PROFORMA
Current Assets                         ----------    ----------    --------
  Cash                                  $     0       $     0      $      0  (1)
  Accounts receivables                    4,260             0         4,260  (2)
  Inventories                             1,625             0         1,625  (2)
  Prepaid royalties                         716           493           223  (2)
  Other current assets                    1,495         1,379           116  (2)
                                        -------       -------      -------------
  TOTAL CURRENT ASSETS                    8,096         1,872         6,224
Property & equipment, net                 1,150             0         1,150  (2)
Due from (to) subsidiaries                   13        (1,353)        1,366  (2)
Other assets                                160           170           (10) (2)
Goodwill                                  4,296             2         4,294  (2)
                                        -------       -------      -------------
TOTAL ASSETS                            $13,716          $691       $13,024
                                        -------       -------      -------------
                                        -------       -------      -------------


LIABILITIES AND STOCKHOLDER'S EQUITY

                                       HISTORICAL    ADJUSTMENT    PROFORMA
Current liabilities                    ----------    ----------    --------
  Accounts payable                      $ 4,428       $     0      $  4,428  (3)
  Accrued expenses                        1,255             0         1,255  (4)
  Royalties payable                       1,792             0         1,792  (4)
  Subordinated debt                         300             0           300  (4)
  Current maturities of long term debt      100             0           100  (4)
  Income taxes payable                       53             0            53  (4)



  Bank line of credit                     2,767             0         2,767  (4)
  Loan from factor                            0             0             0  (4)
                                        -------       -------      -------------
  TOTAL CURRENT LIABILITIES              10,695             0        10,695
                                        -------       -------      -------------
Capital leases                               52             0            52  (4)
Subordinated long term debt               1,695             0         1,695  (4)
                                        -------       -------      -------------
  TOTAL LIABILITIES                     $12,442            $0       $12,442
                                        -------       -------      -------------
Stockholder's equity
  Common stock                           10,792        (5,480)       17,272  (5)
  Accumulated deficit                    (9,517)        7,171       (16,688) (6)
                                        -------       -------      -------------
  Total stockholder's equity              1,275           691           584
                                        -------       -------      -------------
TOTAL LIABILITIES AND STOCKHOLDER'S
EQUITY                                  $13,716       $   691      $ 13,024
                                        -------       -------      -------------
                                        -------       -------      -------------


________________________________________________________
*The Company's auditors have neither reviewed nor approved the accuracy of these pro forma financial statements; accordingly, these pro forma financial statements are subject to further adjustment.

(1) Consolidated cash accounts held at zero balance. OSP negative cash balance of $409,000 reflected in accounts payable.

(2)  Consolidated balance reflects repurchase of OSP assets.

(3)  Consolidated balance reflects removal of OSP assets in previous sale.

(4) In accordance with previous sale, consolidated accounts payable reflect removal of OSP negative cash balance of $409,000 along with removal of amounts owed Safcor, Inc., Senoral, Inc. and Brilliant Color totaling $1,275,000.

(5)  Consolidated balance includes OSP liability.

(6)  Repurchase of OSP assets accomplished through issuance of common stock.

(7) Consolidated accumulated deficit reflects the disposition of OSP assets in previous sale.


                                       7